SCHEDULE 14A
(RULE 14a-101)

Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule 14a-12

WhiteHorse Finance, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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WHITEHORSE FINANCE, INC.
1450 Brickell Avenue, 31st Floor
Miami, Florida 33131

June 25, 2013

Dear Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of WhiteHorse Finance, Inc. (the “Company”) to be held on August 8, 2013 at 12:00 p.m., Eastern Time, at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York.

The Notice of Annual Meeting of Stockholders and the proxy statement, which are accessible on the Internet or by request, provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (1) elect one director of the Company and (2) ratify the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. I will also report on the Company’s progress during the past year and respond to stockholders’ questions.

It is very important that your shares be represented at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, I urge you to follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy on the Internet. We encourage you to vote via the Internet, if possible, as it saves the Company significant time and processing costs. On the Notice of Internet Availability of Proxy Materials you also will find instructions on how to request a hard copy of the proxy statement and proxy card free of charge, and you may vote your proxy by returning a proxy card to us after you request the hard copy materials. Your vote and participation in the governance of the Company are very important to us.

Sincerely yours,

Jay Carvell

Chief Executive Officer

WHITEHORSE FINANCE, INC.
1450 Brickell Avenue, 31st Floor
Miami, Florida 33131
(305) 381-6999

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 8, 2013

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of WhiteHorse Finance, Inc. (the “Company”) that:

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company will be held at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York, on August 8, 2013 at 12:00 p.m., Eastern Time, for the following purposes:

1.	To elect one Class I director of the Company who will serve for a term of three years or until his successor is duly elected and qualifies; and

2.	To ratify the selection of Crowe Horwath LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

You have the right to receive notice of, and to vote at, the Annual Meeting if you were a Stockholder of record at the close of business on June 13, 2013. We are furnishing proxy materials to our Stockholders on the Internet, rather than mailing printed copies of those materials to each Stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials, and vote your proxy, on the Internet.

Your vote is extremely important to us. If you are unable to attend the Annual Meeting, we encourage you to vote your proxy on the Internet by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us, free of charge, hard copies of the proxy statement and a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.

By Order of the Board of Directors,

Richard Siegel

Secretary

Miami, Florida
June 25, 2013

This is an important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or request, complete, sign, date and return a proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person if you wish to change your vote.

WHITEHORSE FINANCE, INC.
1450 Brickell Avenue, 31st Floor
Miami, Florida 33131
(305) 381-6999

PROXY STATEMENT
For
2013 Annual Meeting of Stockholders
To Be Held on August 8, 2013

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this proxy statement (“Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact us at (305) 381-6999.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of WhiteHorse Finance, Inc. (the “Company,” “WhiteHorse Finance,” “we,” “us” or “our”) for use at our 2013 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, August 8, 2013 at 12:00 p.m., Eastern Time, at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York, and at any postponements or adjournments thereof. This Proxy Statement, the Company’s annual report on Form 10-K (the “Annual Report”) for the fiscal year ended December 31, 2012 and the Company’s quarterly report on Form 10-Q (the “Quarterly Report”) for the quarter ended March 31, 2013 are being provided to stockholders (“Stockholders”) of the Company of record as of June 13, 2013 (the “Record Date”) via the Internet on or about June 25, 2013. In addition, a Notice of Annual Meeting and a Notice of Internet Availability of Proxy Materials are being sent to Stockholders of record as of the Record Date.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by voting by proxy, which means that you authorize someone else to vote your shares. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you execute a proxy without specifying your voting instructions, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the Board’s discretion unless you specifically state otherwise on your proxy.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy or by voting in person at the Annual Meeting. Any Stockholder entitled to vote at the Annual Meeting may attend the Annual Meeting and vote in person, whether or not he or she has previously voted his or her shares via proxy or wishes to change a previous vote.

You will be eligible to vote your shares electronically via the Internet, by telephone or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	To elect one Class I director of the Company who will serve for a term of three years or until his successor is duly elected and qualifies (“Proposal 1”); and

2.	To ratify the selection of Crowe Horwath LLP (“Crowe”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (“Proposal 2”).

Voting Securities

You may vote your shares at the Annual Meeting only if you were a Stockholder of record at the close of business on the Record Date. There were 14,965,624 shares of the Company’s common stock (the “Common Stock”) outstanding on the Record Date. Each share of Common Stock is entitled to one vote.

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Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. If there are not enough votes for a quorum, the chairman of the Annual Meeting will adjourn the Annual Meeting to permit the further solicitation of proxies.

Votes Required

Election of Director

The election of a director requires the vote of a majority of the shares of Common Stock cast at the Annual Meeting in person or by proxy. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. If you vote to “Withhold Authority” with respect to the nominee, your shares will have the effect of a vote against the person indicated.

Ratification of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of Crowe to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the Annual Meeting. Proposal 1 is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1, the election of one Class I director. Therefore, if you do not give your broker or nominee specific instructions on how to vote for you or you do not vote for yourself via the Internet by returning a proxy card or by other arrangement with your broker or nominee, then your shares will have no effect on Proposal 1.

Proposal 2, the ratification of the selection of Crowe to serve as the Company’s independent registered public accounting firm, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with proxy instructions, then by voting via the Internet, returning a proxy card or other arrangement with your broker or nominee, your broker or nominee will be able to vote your shares for you on Proposal 2.

Adjournment and Additional Solicitation. If there appears not to be enough votes to approve the proposals at the Annual Meeting, then either the presiding officer of the Annual Meeting or the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit further solicitation of proxies. Jay Carvell and Alastair G. C. Merrick are the persons named as proxies and will vote proxies held by one of them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

A Stockholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing and posting this Proxy Statement, the Annual Report and the Quarterly Report to the Internet and the cost of mailing the Notice of Annual Meeting, the Notice of Internet Availability of Proxy Materials and any requested proxy materials to Stockholders. The Company intends to use the services of Broadridge Financial Solutions, Inc., a leading provider of investor communications solutions, to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services. The Company reimburses brokers, trustees, fiduciaries and other institutions for their reasonable expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

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In addition to the solicitation of proxies by use of the Internet, proxies may be solicited in person and/or by telephone, mail or facsimile transmission by directors or officers of the Company, officers or employees of H.I.G. WhiteHorse Advisers, LLC, the Company’s investment adviser (“WhiteHorse Advisers”), H.I.G. WhiteHorse Administration, LLC, the Company’s administrator (“WhiteHorse Administration”), and/or by a retained solicitor. No additional compensation will be paid to such directors, officers or regular employees for such services. If the Company retains a solicitor, the Company has estimated that it would pay approximately $5,000 for such services. If the Company engages a solicitor, you could be contacted by telephone on behalf of the Company and urged to vote. The solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to our proxy tabulation firm. The address of each of WhiteHorse Advisers and WhiteHorse Administration is 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

Stockholders may provide their voting instructions through the Internet, by telephone or by mail by following the instructions on the Notice of Internet Availability of Proxy Materials. These options require Stockholders to input the control number, which is provided with the Notice of Internet Availability of Proxy Materials. If you vote using the Internet, after visiting www.proxyvote.com and inputting your control number, you will be prompted to provide your voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their Internet link. Stockholders that vote via the Internet, in addition to confirming their voting instructions prior to submission, will, upon request, receive an e-mail confirming their instructions.

If a Stockholder wishes to participate in the Annual Meeting but does not wish to give a proxy by the Internet, the Stockholder may attend the Annual Meeting in person or request and submit a proxy card by following the instructions on the Notice of Internet Availability of Proxy Materials.

Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the Annual Meeting, by attending the Annual Meeting or by a notice, provided in writing and signed by the Stockholder, delivered to the Company’s Secretary on any business day before the date of the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, there are no persons who would be deemed to “control” us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Our directors consist of two interested directors and three independent directors. An interested director is an “interested person” of the Company, as defined in the 1940 Act, and independent directors are all other directors (the “Independent Directors”). Messrs. Thomas C. Davis, Alexander W. Pease and Rick D. Puckett qualify as Independent Directors.

The following table sets forth, as of June 24, 2013, certain ownership information with respect to our Common Stock for those persons who directly or indirectly own, control or hold with the power to vote, five percent or more of our outstanding Common Stock and all officers and directors, individually and as a group.

		Percentage of Common Stock outstanding
Name and address	Type of ownership	Shares owned	Percentage
H.I.G. Bayside Debt & LBO Fund II, L.P.(1)	Record/Beneficial	4,312,282	28.8%
H.I.G. Bayside Loan Opportunity Fund II, L.P. (1)	Record/Beneficial	3,514,002	23.5%
John Bolduc(2)	Record/Beneficial	70,167	*
Jay Carvell(2)	Record/Beneficial	6,873	*
Anthony Tamer(3)(4)	Record/Beneficial	7,967,244	53.2%
Sami Mnaymneh(3)(5)	Record/Beneficial	7,963,744	53.2%
Thomas C. Davis(2)	Record/Beneficial	0	*
Alexander W. Pease(2)	Record/Beneficial	0	*
Rick D. Puckett(2)	Record/Beneficial	15,464	*
Edward Cook(2)	N/A	0	*
Alastair G. C. Merrick(2)	Record/Beneficial	0	*
Ethan Underwood(2)	Record/Beneficial	6,873	*
All officers and directors as a group (8 persons)	Record/Beneficial	99,377	*

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(1)	The address of H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P., each a Delaware limited partnership, is 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131. The shares of Common Stock shown in the above table as being owned by the named entities reflect the fact that they collectively may be viewed as having investment power over 7,826,284 shares of our Common Stock indirectly owned of record by such entities, although voting rights to such securities have been passed through to the respective limited partners. Each of H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P. disclaim beneficial ownership of such shares of Common Stock, except to the extent of their respective pecuniary interests therein.

(2)	The address for each of our directors and officers is c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

(3)	Messrs. Mnaymneh and Tamer are control persons of H.I.G.-GP II, Inc., which is the manager of the general partner of each of H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P. The shares of Common Stock shown in the above table as being owned by each named individual reflects the fact that, due to their control of such entities, each may be viewed as having investment power over 7,826,284 shares of Common Stock indirectly owned by such entities, although voting rights to such securities have been passed through to the respective members and limited partners. Messrs. Mnaymneh and Tamer disclaim beneficial ownership of such shares of Common Stock, except to the extent of their respective pecuniary interests therein.

(4)	Mr. Tamer is the President of Tamer H.I.G. Management, L.P. The shares of Common Stock shown in the above table as being owned by Mr. Tamer reflect the fact that, due to his control of Tamer H.I.G. Management, L.P., Mr. Tamer may be viewed as having investment power over 137,460 shares of Common Stock owned by such entity. Mr. Tamer disclaims beneficial ownership of shares of Common Stock held by Tamer H.I.G. Management, L.P., except to the extent of his direct pecuniary interest therein.

(5)	Mr. Mnaymneh is the General Partner and Manager of Mnaymneh H.I.G. Management, L.P. The shares of Common Stock shown in the above table as being owned by Mr. Mnaymneh reflect the fact that, due to his control of Mnaymneh H.I.G. Management, L.P., Mr. Mnaymneh may be viewed as having investment power over 137,460 shares of Common Stock owned by such entity. Mr. Mnaymneh disclaims beneficial ownership of shares of Common Stock held by Mnaymneh H.I.G. Management, L.P., except to the extent of his direct pecuniary interest therein.

*	Less than 1 percent.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s directors and other executive officers and any persons holding more than 10% of its Common Stock are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this Proxy Statement any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and other executive officers, the Company believes that, during the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

Dollar Range of Securities Beneficially Owned by Directors

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of June 24, 2013. We are not part of a “family of investment companies,” as that term is defined in Schedule 14A.

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Name of Director	Dollar Range of Equity Securities in WhiteHorse Finance(1)

Independent Directors
Thomas C. Davis	None
Alexander W. Pease	None
Rick D. Puckett	$100,001 – $500,000
Interested Directors
John Bolduc	Over $1,000,000
Jay Carvell	$100,001 – $500,000

(1)	Dollar ranges are as follows: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.

PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with the Company’s bylaws, the Board currently has five members. Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring each year. After this election, the terms of Class I, II and III will expire in 2016, 2014 and 2015, respectively. Each director will hold office for the term to which he is elected or until his successor is duly elected and qualifies.

A Stockholder can vote for or against, or abstain from voting with respect to, the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee named below. If the nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that Mr. Alexander W. Pease will be unable or unwilling to serve.

THE BOARD, INCLUDING EACH OF ITS INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

Information about the Nominee and Directors

Certain information with respect to the Class I nominee for election at the Annual Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds and the year in which each person became a director of the Company. The nominee for Class I director currently serves as a director of the Company.

Mr. Pease has been nominated for election as a Class I director for a three-year term expiring in 2016. Mr. Pease is not being proposed for election pursuant to any agreement or understanding between Mr. Pease and the Company.

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Nominee for Class I Director

Name, Age and Address(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Independent Directors
Alexander W. Pease (41)	Director	Class I director since 2012; term expires 2013	Mr. Pease has served as Senior Vice President and Chief Financial Officer of EnPro Industries, Inc., a diversified specialty manufacturing company, since May 2011. Prior to joining EnPro Industries Inc. in 2011, Mr. Pease was a principal with McKinsey & Company, Inc., a global management consulting firm, from 2000 to 2011.	None

Class II Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Age and Address(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Interested Directors
Jay Carvell (47)(3)	Chief Executive Officer and Director	Class II director since 2012; term expires 2014	Mr. Carvell serves as a Managing Director at an investment adviser affiliated with H.I.G. Capital, L.L.C. (“H.I.G. Capital”). Mr. Carvell has served as a Partner of WhiteHorse Capital Partners, L.P. since 2003.	None
Independent Directors
Thomas C. Davis (65)	Director, Chairman of the Nominating and Corporate Governance Committee	Class II director since 2012; term expires 2014	Mr. Davis serves as Chief Executive Officer of The Concorde Group, Inc., a financial advisory firm. From March 1984 to February 2001, Mr. Davis served as the Managing Partner of Donaldson, Lufkin & Jenrette Inc., an investment bank.	Mr. Davis currently serves on the board of directors of Dean Foods Company, Affirmative Insurance Holdings, Inc. and BioHorizons, Inc. Mr. Davis served on the board of directors of Westwood Holdings Group, Inc. from April 2004 to April 2013.

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Class III Directors (continuing directors not up for re-election at the Annual Meeting)

Name, Age and Address(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director or Nominee for Director During the Past Five Years(2)
Interested Directors
John Bolduc (48)(4)	Chairman of the Board	Class III director since 2012; term expires 2015	Mr. Bolduc serves as an Executive Managing Director of H.I.G. Capital.	None
Independent Directors
Rick D. Puckett (60)	Director, Chairman of the Audit Committee	Class III director since 2012; term expires 2015	Since December 2010, Mr. Puckett has served as Executive Vice President, Chief Financial Officer and Treasurer of Snyder’s-Lance, Inc., a food manufacturer. From 2006 to 2010, Mr. Puckett served as Executive Vice President, Chief Financial Officer and Treasurer of Lance, Inc.	None

(1)	The business address of each director is c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

(2)	No director otherwise serves as a director of an investment company subject to or registered under the 1940 Act.

(3)	Mr. Carvell is an interested director due to his position as Chief Executive Officer of the Company and a Managing Director of an investment adviser affiliated with H.I.G. Capital.

(4)	Mr. Bolduc is an interested director due to his position as an Executive Managing Director of H.I.G. Capital.

Corporate Governance

We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations.

Director Independence

NASDAQ corporate governance requirements require listed companies to have a board of directors with at least a majority of Independent Directors. Under NASDAQ corporate governance requirements, in order for a director to be deemed independent, our Board must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his responsibilities. On an annual basis, each of our directors is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under NASDAQ corporate governance requirements, the 1940 Act and our corporate governance guidelines. Our Board has determined that each of our directors, other than Messrs. Carvell and Bolduc, is independent under the listing standards of The NASDAQ Global Select Market and the 1940 Act. Our corporate governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board, the Chairman of the Nominating and Corporate Governance Committee and the Secretary of any change in circumstance that may cause his status as an Independent Director to change. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

The Board’s Oversight Role in Management

The Board’s role in management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by WhiteHorse Advisers as part of its day-to-day management of our investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of WhiteHorse Advisers as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments.

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The Board’s Composition and Leadership Structure

The 1940 Act requires that at least a majority of the Company’s directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, three of the Company’s five directors are Independent Directors (and are not “interested persons”). Jay Carvell, a Managing Director of an investment adviser affiliated with H.I.G. Capital, and therefore an interested person of the Company, serves as Chief Executive Officer and as a director of the Company. John Bolduc, an Executive Managing Director of H.I.G. Capital, and therefore an interested person of the Company, serves as Chairman of the Board. Our Board believes that it is in the best interests of our investors for Mr. Bolduc to lead the Board because of his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background in credit investing and in the financial services industry, as described below. The Board does not have a lead Independent Director. However, Rick D. Puckett, the Chairman of the Audit Committee, is an Independent Director and acts as a liaison between the Independent Directors and management between meetings of the Board. Mr. Puckett is involved in the preparation of agendas for Board and committee meetings. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its small size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between WhiteHorse Advisers and the Board.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Below is additional information about each director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses and which the Board believes has prepared each director to be an effective member of the Board. The Board believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience or a factor that is important for one director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single director, or particular factor, being indicative of Board effectiveness. However, the Board believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s professional experience, education and/or other personal experiences. The Company’s counsel has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its Stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

Interested Directors

John Bolduc: Mr. Bolduc has served as Chairman of our Board since 2012. Mr. Bolduc is an Executive Managing Director of H.I.G. Capital, having joined the firm in 1993. Mr. Bolduc is responsible for leading H.I.G. Capital’s credit platform, which manages over $5 billion of capital across multiple investment funds. He has more than 24 years of experience focused on credit investments, including primary loans and distressed debt, as well as private equity investments. Mr. Bolduc currently serves on the board of directors of several privately held companies. Prior to joining H.I.G. Capital in 1993, Mr. Bolduc was at the management-consulting firm of Bain & Company, a leading worldwide management-consulting firm, where he directed domestic and international assignments for Fortune 500 clients. Prior to joining Bain & Company, Mr. Bolduc worked for three years as the Assistant to the President of Chemed Corporation (NYSE: CHE), a specialty chemical company. Mr. Bolduc is a graduate of Lehigh University with a B.S. degree in Computer Science and earned his M.B.A. from the University of Virginia’s Darden School of Business.

Mr. Bolduc was selected to serve as Chairman of our Board due, in part, to his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background investing in debt and working in the financial services industry.

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Jay Carvell: Mr. Carvell has served as our Chief Executive Officer since 2012. Mr. Carvell also serves as a Managing Director at an H.I.G. Capital-affiliated investment adviser. He is responsible for all aspects of our investment process, including sourcing, structuring and post-closing strategies, as well as portfolio management. Prior to joining H.I.G. Capital, Mr. Carvell was a founding partner of WhiteHorse Capital Partners, L.P., a leading credit investor and manager of collateralized loan obligations, or CLOs. At WhiteHorse Capital Partners, Mr. Carvell co-managed portfolios of par and distressed loans across numerous industries and sectors through several market cycles. Mr. Carvell has over 15 years of experience in credit investment and management, including structuring and placement, trading and restructuring and reorganization. This experience branches across small, mid-cap and broadly syndicated credits. Before founding WhiteHorse Capital Partners in 2003, Mr. Carvell held various positions with Highland Capital Management, L.P. and PricewaterhouseCoopers LLP. Mr. Carvell earned both a B.A. and an M.B.A. from the University of Texas at Austin and holds the Chartered Financial Analyst designation.

Mr. Carvell was selected to serve as a director on our Board due to his experience investing in credit and managing WhiteHorse Capital Partners. Mr. Carvell’s experience building WhiteHorse Capital Partners brings expertise on developing a successful credit investment firm to the Board.

Independent Directors

Thomas C. Davis: Mr. Davis has served as a director since 2012. He currently serves on the board of directors of Dean Foods Company, Affirmative Insurance Holdings, Inc. and BioHorizons, Inc. Mr. Davis served on the board of directors of Westwood Holdings Group, Inc. from April 2004 to April 2013. Mr. Davis is actively involved in investing in and financing small-cap companies through a wholly owned financial advisory firm called The Concorde Group, Inc., of which he serves as Chief Executive Officer. Mr. Davis previously served as the Managing Partner and head of Donaldson, Lufkin & Jenrette Inc.’s investment banking and corporate finance activities in the Southwestern United States from March 1984 to February 2001, when Credit Suisse First Boston acquired Donaldson, Lufkin & Jenrette. At Donaldson, Lufkin & Jenrette, Mr. Davis was responsible for the mergers and acquisitions activity and the equity and leveraged finance activity that Donaldson, Lufkin & Jenrette undertook in the Southwestern United States. In this capacity, Mr. Davis worked with several large private equity firms as clients, in addition to a variety of public and private companies in the following industries: broadcast and telecommunications, energy, food service and health care. Mr. Davis received a B.S. in Aerospace Engineering from Georgia Tech and an M.B.A. from Harvard Business School and was an officer in the United States Navy.

Mr. Davis’ experience as Managing Partner at a large investment banking firm overseeing corporate finance activities and as a board member of several companies are among the attributes that led to the conclusion that Mr. Davis should serve on our Board.

Alexander W. Pease: Mr. Pease has served as a director since 2012. He is currently Senior Vice President and Chief Financial Officer of EnPro Industries, Inc. and has held these positions since May 2011. EnPro Industries, Inc. is a diversified, specialty manufacturing company with operations in nine countries worldwide. In addition to his finance responsibilities, Mr. Pease also has responsibility for mergers and acquisitions, strategy, supply chain management, information technology and continuous improvement. Prior to joining EnPro Industries, Inc. in February 2011, Mr. Pease was a principal with McKinsey and Company, Inc., where he was a leader in the Global Energy and Materials and Operations practices. Prior to joining McKinsey and Company, Inc., Mr. Pease spent six years in the United States Navy as a SEAL Team leader with a wide range of international operating experience. Mr. Pease is a graduate of the U.S. Naval Academy with a B.S. degree in English and Spanish and earned his M.B.A. from the Tuck School of Business at Dartmouth College.

Mr. Pease’s experience as Senior Vice President and Chief Financial Officer at a public company and as a principal at a leading management consulting firm are among the attributes that led to the conclusion that Mr. Pease should serve on our Board.

Rick D. Puckett: Mr. Puckett has served as a director since 2012. He has served as Executive Vice President, Chief Financial Officer and Treasurer of Snyder’s-Lance, Inc. since December 2010 and served as Executive Vice President, Chief Financial Officer and Treasurer of Lance, Inc. from 2006 to December 2010. Prior to joining Lance, Inc., Mr. Puckett served as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of United Natural Foods, Inc., a wholesale distributor of natural and organic products, from 2005 to January 2006 and as Senior Vice President, Chief Financial Officer and Treasurer of United Natural Foods, Inc. from 2003 to 2005. Mr. Puckett earned both his B.S. in Accounting and his M.B.A. from the University of Kentucky and is a Certified Public Accountant.

Mr. Puckett’s experience as Executive Vice President and Chief Financial Officer at a public company and his training as a Certified Public Accountant are among the attributes that led to the conclusion that Mr. Puckett should serve on our Board.

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Committees of the Board

Our Board has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended December 31, 2012, our Board held three Board meetings, two Audit Committee meetings and one Nominating and Corporate Governance Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served that were held while they were members of the Board. The Company requires each director to make a diligent effort to attend all Board and committee meetings and encourages directors to attend the Annual Meeting.

Audit Committee

The members of the Audit Committee are Messrs. Davis, Pease and Puckett, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance requirements. Mr. Puckett serves as Chairman of the Audit Committee. The Audit Committee is responsible for appointing and retaining our independent accountants, approving the terms of compensation of such independent accountants, pre-approving the engagement of the independent accountants to render audit and/or permissible non-audit services, reviewing with our independent accountants the plans and results of the audit engagement, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our Board in fair value pricing debt and equity securities that are not publicly-traded or for which current market values are not readily available. The Board and Audit Committee use the services of one or more independent valuation firms to help them determine the fair value of these securities. Our Board has determined that Mr. Puckett is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act. The Audit Committee has adopted a written charter that is available on our website at www.whitehorsefinance.com.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Davis, Pease and Puckett, each of whom is independent for purposes of the 1940 Act and the corporate governance requirements of The NASDAQ Global Select Market. Mr. Davis serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our Stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee has adopted a written charter that is available on our website at www.whitehorsefinance.com.

The Nominating and Corporate Governance Committee considers Stockholders’ recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our bylaws, the Nominating and Corporate Governance Committee charter and any applicable law, rule or regulation regarding director nomination. Our bylaws provide that a Stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notice to our Secretary, Richard Siegel, c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act and certain other information set forth in our bylaws, including the following information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our Common Stock owned, if any; and a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Stockholders. In order to be eligible to be a nominee for election as a director by a Stockholder, such potential nominee must deliver to our Secretary a written questionnaire providing the requested information about the background and qualifications of such nominee and a written representation and agreement that such nominee is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include compliance with the independence and other applicable requirements of the corporate governance requirements of The NASDAQ Global Select Market, the 1940 Act and the SEC, and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee charter and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the Nominating and Corporate Governance Committee will consider such factors as it may deem are in the best interests of the Company and its Stockholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes, including gender, race or national origin.

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Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us. The Board, as a whole, participates in the consideration of director compensation, and decisions on director compensation are based on a review of data of comparable business development companies.

Communication with the Board

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department, located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, or by calling us collect at (305) 381-6999 or by visiting our website at www.whitehorsefinance.com. However, if Stockholders believe that their questions have not been addressed, they may communicate with the Board by sending their communications to Richard Siegel, Secretary, c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131. All Stockholder communications received in this manner will be delivered to one or more members of the Board.

Information about the Executive Officers Who Are Not Directors

Set forth below is certain information regarding our executive officers who are not directors.

Name and Address(1)	Age	Position
Alastair G. C. Merrick	60	Chief Financial Officer, Treasurer
Ethan Underwood	38	Chief Operating Officer

(1)	The address for each executive officer is c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

Alastair G. C. Merrick: Mr. Merrick has served as our Chief Financial Officer and Treasurer since 2012. Before joining H.I.G. Capital in June 2012, Mr. Merrick served as Chief Financial Officer and Chief Administrative Officer for Churchill Financial Group Inc., a leading middle-market finance and asset management company. Prior to joining Churchill Financial Group in 2006, Mr. Merrick was Chief Financial Officer for E*TRADE Bank. Prior to joining E*TRADE Bank, Mr. Merrick spent 16 years at IBJ Whitehall Financial Group, eventually serving as Executive Vice President, Chief Financial Officer and Director of Operations. Mr. Merrick began his career at PricewaterhouseCoopers LLP. Mr. Merrick earned his B.A. in Economics from The University of Leeds in the United Kingdom and is a Certified Public Accountant.

Ethan Underwood: Mr. Underwood has served as our Chief Operating Officer since 2012. Mr. Underwood is also a Managing Director of an H.I.G. Capital-affiliated investment adviser. He is responsible for all aspects of the investment process, including sourcing, structuring and post-closing strategies, as well as portfolio management. Prior to joining H.I.G. Capital, Mr. Underwood was a founding partner of WhiteHorse Capital Partners, L.P., a leading credit investor and manager of CLOs. At WhiteHorse Capital Partners, Mr. Underwood co-managed portfolios of par and distressed middle-market and broadly syndicated loans across numerous industries and sectors through several market cycles. Before founding WhiteHorse Capital Partners in 2003, Mr. Underwood served as portfolio manager for Highland Capital Management, L.P., and he began his career at PricewaterhouseCoopers LLP. Mr. Underwood earned a B.B.A. from the University of Texas at Austin and holds the Chartered Financial Analyst designation.

Information about the Officer Who is Not a Director

Name and Address(1)	Age	Position
Edward Cook	47	Chief Compliance Officer

(1)	The address for the officer is c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

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Edward J. Cook: Mr. Cook has served as our Chief Compliance Officer since 2012. He has also served as a Director of Alaric Compliance Services, LLC since November 2007. Additionally, Mr. Cook serves as the Chief Compliance Officer of Broadmark Asset Management, LLC, a registered investment adviser, and Solar Capital Partners, LLC, a registered investment adviser that advises business development companies, positions he has held since March 2011 and November 2008, respectively. He has also developed the compliance programs for funds of funds and has worked in other supporting capacities for mutual funds, a closed end fund and business development companies. Prior to joining Alaric, Mr. Cook was Counsel to the head of U.S. Immigration and Customs Enforcement at the Department of Homeland Security, where he served from April 2004 to October 2007, and he contributed to the development of national anti-money laundering strategy. Mr. Cook began his career as an attorney over 24 years ago, practicing initially with Cahill Gordon & Reindel LLP as a litigation associate with a securities practice that included several major financial industries clients. In addition to his commercial law practice and civilian government experience, Mr. Cook spent over twenty years with the U.S. Navy Judge Advocate General’s Corps, both active duty and reserves, serving as a trial attorney and later as legal advisor to several admirals, eventually holding the rank of Commander. His public sector experience also includes his role as a municipal judge elected for two terms. Mr. Cook received his J.D. from the University of Virginia School of Law, where he was an editor of the Journal of Law and Politics, and his A.B. from the College of William & Mary. Mr. Cook is admitted to practice law in New York and before the Second and Fourth Circuits of the U.S. Court of Appeals, the Southern and Eastern Districts of New York, and the U.S. Tax Court.

Code of Conduct and Joint Code of Ethics

We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Company has adopted a Code of Conduct, which is posted on the Company’s website at www.whitehorsefinance.com. The Code of Conduct applies to the Company’s directors, executive officers, officers and their respective staffs.

As required by the 1940 Act, we and WhiteHorse Advisers have each adopted and maintain a Joint Code of Ethics that establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of WhiteHorse Advisers with respect to their personal investments and investment transactions. Personnel subject to the Joint Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Joint Code of Ethics’ requirements. You may read and copy the Joint Code of Ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, you may access the Joint Code of Ethics via the Internet at the website of the SEC at www.sec.gov or our website at www.whitehorsefinance.com. You may also obtain copies of the Joint Code of Ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. We intend to disclose any material amendments to or waivers of required provisions of the Joint Code of Ethics on a current report on Form 8-K.

Compensation of Directors

The Independent Directors will each receive an annual fee of $50,000 for the fiscal year ending December 31, 2013. They also receive $3,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each quarterly Board meeting and receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person committee meeting. In addition, the Chairman of the Audit Committee receives an annual fee of $10,000 and the Chairman of the Nominating and Corporate Governance Committee receives an annual fee of $5,000 for their additional services in these capacities. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers.

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The following table shows information regarding the compensation earned by our directors for the fiscal year ended December 31, 2012. No compensation is paid by us to any interested director or executive officer of the Company.

Name	Aggregate Compensation from WhiteHorse Finance(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from WhiteHorse Finance(1)
Independent Directors
Rick D. Puckett	$23,637	—	$23,637
Thomas C. Davis	$22,209	—	$22,209
Alexander W. Pease	$20,781	—	$20,781

(1)	The amounts listed are for the period from September 18, 2012 (the date our Board was created) through fiscal year ended December 31, 2012. For a discussion of the Independent Directors’ compensation, see above.

(2)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

Certain Relationships and Related Party Transactions

Policies and Procedures for Managing Conflicts

Our executive officers and directors and the members of WhiteHorse Advisers and members of our investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, lines of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. WhiteHorse Advisers and its affiliates have both subjective and objective procedures and policies in place that are designed to manage the potential conflicts of interest between WhiteHorse Advisers’ fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and WhiteHorse Advisers’ other clients. An investment opportunity that is suitable for multiple clients of WhiteHorse Advisers and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that WhiteHorse Advisers’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

WhiteHorse Advisers may manage investment vehicles with similar or overlapping investment strategies with us and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by WhiteHorse Advisers and its affiliates. When we invest alongside such other accounts as permitted, such investments are made consistent with the allocation policy of H.I.G. Capital and WhiteHorse Advisers. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically reviewed by WhiteHorse Advisers and approved by our Independent Directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by WhiteHorse Advisers and its affiliates. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with WhiteHorse Advisers’ pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by WhiteHorse Advisers or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time. We expect that these determinations will be made similarly for other accounts sponsored or managed by H.I.G. Capital and its affiliates. In situations where co-investment with other accounts managed by WhiteHorse Advisers or its affiliates is not permitted or appropriate, H.I.G. Capital and WhiteHorse Advisers will need to decide which client will proceed with the investment. WhiteHorse Advisers’ allocation policy provides, in such circumstances, for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

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Co-Investment Opportunities

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. We, H.I.G. Capital and WhiteHorse Advisers have submitted an exemptive relief application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other accounts managed by WhiteHorse Advisers or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. However, there can be no assurance that we will obtain any such order.

Material Non-Public Information

Our senior management, members of our investment committee and other investment professionals from WhiteHorse Advisers may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such public company under its policies, our policies or applicable law.

Interim Investment Advisory Agreement

Prior to our conversion to a Delaware corporation on December 4, 2012, Bayside Capital, LLC, an affiliate of H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P., served as our interim investment adviser through an interim advisory agreement (the “Interim Investment Advisory Agreement”). Under the terms of the Interim Investment Advisory Agreement, Bayside Capital, LLC waived all fees payable by us and, as a result, no fees were paid or are due to Bayside Capital, LLC. The Interim Investment Advisory Agreement was terminated effective December 4, 2012 and was replaced by the investment advisory agreement described below.

Investment Advisory Agreement

We have entered into an investment advisory agreement (the “Investment Advisory Agreement”) with WhiteHorse Advisers pursuant to which we pay WhiteHorse Advisers a base management fee and an incentive fee. The Investment Advisory Agreement became effective upon the pricing of our initial public offering on December 4, 2012. WhiteHorse Advisers also provides us with access to the resources necessary for us to perform our obligations as collateral manager of our wholly owned subsidiary, WhiteHorse Finance Warehouse, LLC (“WhiteHorse Warehouse”), under the $150 million secured revolving credit facility between WhiteHorse Warehouse, as borrower, and the lender, for which Natixis, New York Branch, provides liquidity support. Our incentive fee structure may create incentives for our investment adviser that are not fully aligned with the interests of our Stockholders and may induce WhiteHorse Advisers to make speculative investments. For the fiscal year ended December 31, 2012, WhiteHorse Advisers earned a base management fee of $306,000 and an incentive fee of $0.

Administration Agreement

We have entered into an administration agreement (the “Administration Agreement”), pursuant to which WhiteHorse Administration furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services to enable us to operate. Under the Administration Agreement, WhiteHorse Administration performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our Stockholders and reports filed with the SEC. For the fiscal year ended December 31, 2012, WhiteHorse Administration received $109,000 for the services described above.

License Agreement

We have entered into a license agreement (the “License Agreement”) with an affiliate of H.I.G. Capital pursuant to which we have been granted a non-exclusive, royalty-free license to use the “WhiteHorse” name. Under this agreement, we have a right to use the WhiteHorse name for so long as WhiteHorse Advisers or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “WhiteHorse” name.

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Staffing Agreement

WhiteHorse Advisers has entered into a staffing agreement (the “Staffing Agreement”) with an affiliate of H.I.G. Capital under which the affiliate has agreed to make experienced investment professionals available to WhiteHorse Advisers and to provide access to its senior investment personnel to enable WhiteHorse Advisers to perform all of its obligations under the Investment Advisory Agreement. In addition, under the Staffing Agreement, H.I.G. Capital is obligated to allocate investment opportunities among its managed affiliates fairly and equitably over time in accordance with its allocation policy.

Related Party Transactions Policy

The Audit Committee, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The Audit Committee conducts quarterly reviews of any potential related party transactions and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or Joint Code of Ethics.

PROPOSAL 2: RATIFICATION OF
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Crowe Horwath LLP, an independent registered public accounting firm, audited our consolidated financial statements for the fiscal year ended December 31, 2012 and has been selected as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2013. The Audit Committee selected Crowe, and that selection was ratified by a majority of our Board, including all of the Independent Directors. We do not know of any direct or indirect financial interest of Crowe in WhiteHorse Finance. Representative(s) of Crowe will attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

The following table sets forth Crowe’s fees pertaining to the fiscal year ended December 31, 2012 (dollars in thousands):

Fiscal Year Ended December 31, 2012
Audit Fees	$495
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—
Total Fees	$495

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Crowe in connection with statutory and regulatory filings.

Audit-Related Fees: Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees: Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

All Other Fees: Other fees include fees billed for products and services other than the services described above.

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The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Crowe. The policy requires that the Audit Committee pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. All audit, audit-related, tax and other services provided by Crowe to the Company during the fiscal year ended December 31, 2012 were approved by the Audit Committee in accordance with such policy. Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF CROWE HORWATH LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

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Audit Committee Report(1)

The following is the report of the Audit Committee of WhiteHorse Finance, Inc. (the “Company”) with respect to the Company’s consolidated audited financial statements for the fiscal year ended December 31, 2012 (the “Audited Financial Statements”).

The Audit Committee has reviewed and discussed the Company’s Audited Financial Statements with management and Crowe Horwath LLP (“Crowe”), the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of Crowe’s examinations, the Company’s internal controls and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Securities and Exchange Commission (the “SEC”). The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with Crowe matters relating to Crowe’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61 (Auditor’s Communication With Those Charged With Governance). In addition, the Audit Committee has discussed with Crowe their independence from management and the Company, as well as the matters in the written disclosures received from Crowe and required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committee Concerning Independence). The Audit Committee received a letter from Crowe confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with Crowe the Company’s critical accounting policies and practices, internal controls, other material written communications to management and the scope of Crowe’s audit and all fees paid to Crowe during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and audit-related services performed by Crowe for the Company. The Audit Committee has reviewed and considered the compatibility of Crowe’s performance of audit-related services with the maintenance of Crowe’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the Company’s Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC. In addition, the Audit Committee has engaged Crowe to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 and has directed that the selection of Crowe should be submitted to the Company’s stockholders for ratification.

June 25, 2013

The Audit Committee

Rick D. Puckett, Chairman
Thomas C. Davis
Alexander W. Pease

(1)	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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OTHER BUSINESS

The Board knows of no other matter that is likely to come before the Annual Meeting or that may properly come before the Annual Meeting, apart from the consideration of an adjournment or postponement.

If there appears not to be enough votes for a quorum or to approve the proposals at the Annual Meeting, then either the presiding officer of the Annual Meeting or the Stockholders who are represented in person or by proxy may vote to adjourn the Annual Meeting to permit the further solicitation of proxies. The person(s) named as proxies will vote proxies held by them for such adjournment.

ANNUAL AND QUARTERLY REPORTS

Copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available, without charge, on our website at www.whitehorsefinance.com or upon request by writing to us or by calling us collect at (305) 381-6999. Please direct your written request to Richard Siegel, Secretary, c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131. Copies of such reports are also posted and are available without charge on the SEC’s website at www.sec.gov.

DELIVERY OF PROXY MATERIALS

Please note that only one copy of the Annual Report, Quarterly Report, Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more Stockholders who share an address. We will deliver promptly, upon request, a separate copy of any of these documents to Stockholders at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to us or by calling us collect at (305) 381-6999. Please direct your written requests to Richard Siegel, Secretary, c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2014 annual meeting of Stockholders will be held in May 2014, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at the 2014 annual meeting, including nomination of a director, must submit the proposal in writing addressed to Richard Siegel, Secretary, c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131. Notices of intention to present proposals, including nomination of a director, at the 2014 annual meeting must be received by the Company between February 25, 2014 and 5:00 p.m., Eastern Time, on March 27, 2014. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the 2014 annual meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or to take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Company’s Audit Committee. Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at:

WhiteHorse Finance, Inc.
Attn: Chief Compliance Officer
1450 Brickell Avenue, 31st Floor
Miami, Florida 33131

18

The Audit Committee Members may be contacted at:

WhiteHorse Finance, Inc.
Attn: Chairman of Audit Committee
1450 Brickell Avenue, 31st Floor
Miami, Florida 33131

You are cordially invited to attend our Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to vote in accordance with the voting instructions in the Notice of Internet Availability of Proxy Materials or by requesting hard copy proxy materials from us and returning a proxy card.

By Order of the Board of Directors,

Richard Siegel
Secretary

Miami, Florida
June 25, 2013

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 08, 2013

WHITEHORSE FINANCE, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: June 13, 2013
Date: August 08, 2013 **Time:** 12:00 PM EDT
Location: Dechert LLP
1095 Avenue of the Americas
28th Floor
New York, NY 10036

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000180890_1 R1.0.0.51160

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Form 10-K 3. Form 10-Q

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 25, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy*." To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

0000180890_2 R1.0.0.51160

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

Nominees

01 Alexander W. Pease

The Board of Directors recommends you vote FOR the following proposal(s):

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000180890_3 R1.0.0.51160

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	**For**	**Against**	**Abstain**
01 Alexander W. Pease	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2:	**For**	**Against**	**Abstain**
2 To ratify the selection of Crowe Horwath LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000180892_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K, Form 10-Q is/are available at www.proxyvote.com .

WHITEHORSE FINANCE, INC.
Annual Meeting of Stockholders
August 8, 2013 12:00 PM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jay Carvell (CEO) and Alastair Merrick (CFO), or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of WHITEHORSE FINANCE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 12:00 PM, ET, on August 8, 2013, at the offices of Dechert LLP, 1095 Avenue of the Americas, 28th Floor, New York, NY 10036, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000180892_2 R1.0.0.51160

Continued and to be signed on reverse side